MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price International Equity Fund
(the “Fund”)
Supplement dated April 4, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective immediately, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 62 of the Prospectus):
Oluwaseun Oyegunle is a Vice President and Portfolio Manager at T. Rowe Price International. He has managed the Fund since April 2025.
Wenli Zheng is a Vice President and Portfolio Manager at T. Rowe Price Hong Kong. He has managed the Fund since April 2025.
Effective immediately, the following information replaces similar information for Eric Moffett found under the heading Portfolio Manager(s) in the section titled Management (on page 62 of the Prospectus):
Eric Moffett is a Vice President and Portfolio Manager at T. Rowe Price Singapore. He has managed the Fund since April 2021. He is expected to retire from T. Rowe Price Singapore on June 30, 2025.
Effective July 1, 2025, T. Rowe Price Singapore Private Ltd. (“T. Rowe Price Singapore”) will be removed as a sub-subadviser to the Fund. The reference to T. Rowe Price Singapore will be removed from the information found under the heading Sub-subadviser(s) in the section titled Management (on page 62 of the Prospectus).
Effective July 1, 2025, the reference to T. Rowe Price Singapore will be removed from the information for T. Rowe Price Associates, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 91 of the Prospectus.
Effective immediately, the following information supplements the information for T. Rowe Price Associates, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 91 of the Prospectus:
Oluwaseun Oyegunle
is a portfolio manager of the MassMutual Select T. Rowe Price International Equity Fund. Mr. Oyegunle is a Vice President and Portfolio Manager for T. Rowe Price International. He joined T. Rowe Price International in 2013 and his investment experience dates from 2008. During the past five years, Mr. Oyegunle has served as an investment analyst for T. Rowe Price International and was promoted to portfolio manager in 2020.
Wenli Zheng
is a portfolio manager of the MassMutual Select T. Rowe Price International Equity Fund. Mr. Zheng is a Vice President and Portfolio Manager for T. Rowe Price Hong Kong. He joined T. Rowe Price Hong Kong in 2008 and his investment experience dates from that time. Mr. Zheng has served as a portfolio manager for T. Rowe Price Hong Kong throughout the past five years.
Effective immediately, the following information replaces similar information for Eric Moffett found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 92 of the Prospectus:

Eric Moffett
is a portfolio manager of the MassMutual Select T. Rowe Price International Equity Fund. Mr. Moffett is a Vice President and Portfolio Manager for T. Rowe Price Singapore. He joined T. Rowe Price in 2007 and his investment experience dates from 2000. Mr. Moffett has served as a portfolio manager for T. Rowe Price throughout the past five years. He is expected to retire from T. Rowe Price Singapore on June 30, 2025.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-09
TRIE-25-03